UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 20, 2005
                                (Date of report)

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.
             (Exact name of registrant as specified in its charter)

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
              Michigan                                0-24676                             38-2505723
  -------------------------------            ------------------------           -------------------------------
  (State or other jurisdiction of            (Commission file number)           (I.R.S. employer identification
           incorporation)                                                                    no.)
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                1150 Elijah McCoy Drive, Detroit, Michigan 48202
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (313) 871-8400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition and Item 7.01.
Regulation FD Disclosure

      On January 20, 2005, registrant announced its unaudited preliminary results of operations for the year ended December 31, 2004, as set forth in the press release included as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

c)    Exhibits.

      Exhibit No.       Description

99.1 Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated January 20, 2005 announcing unaudited preliminary 2004 year-end results of operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CARACO PHARMACEUTICAL LABORATORIES, LTD.


       Date: January 20, 2005          By: /s/ Jitendra N. Doshi
                                           -----------------------
                                           Jitendra N. Doshi
                                           Chief Executive Officer


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                                  Exhibit Index

         99.1 99.1 Press Release of Caraco Pharmaceutical Laboratories, Ltd., dated January 20, 2005 announcing unaudited preliminary 2004 year-end results of operations.